FIRST AMENDMENT TO THE
                            TRANSFER AGENCY AGREEMENT
                               FOR CLASS J SHARES

     Amendment executed as of June 15, 2001 to the Transfer Agency Agreement for Class J shares, executed and entered into by and between PRINCIPAL INVESTORS FUND, INC., a Maryland corporation (hereinafter called the "Fund") and PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Administrator") on the 12th day of December, 2000. The Transfer Agency Agreement for Class J Shares is hereby amended by deleting Schedule A and replacing it with the following:


                                   SCHEDULE A
     The Fund will pay the Administrator a fee for the services provided pursuant to this Agreement in an amount equal to the costs incurred by the Administrator for providing such services.

     The Administrator agrees to pay expenses of the Fund for an indefinite period to assure that total Fund operating expenses will not exceed the following amounts for each Fund:

 ========================================== ===================================
                                               Maximum Annualized Total Fund
                         Fund                Operating Expenses as a Percentage
                                                   of Average Net Assets
 ========================================== ===================================
 Balanced Fund                                               1.45%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Bond and Mortgage Securities Fund                           1.50%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Capital Preservation Fund                                   1.60%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 European Fund                                               1.95%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Government Securities Fund                                  1.35%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 High Quality Intermediate-Term Bond Fund                    1.35%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 High Quality Long-Term Bond Fund                            1.35%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 High Quality Short-Term Bond Fund                           1.35%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 International Emerging Markets Fund                         2.30%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 International Fund I                                        1.85%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 International Fund  II                                      1.95%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 International SmallCap Fund                                 2.15%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 LargeCap Blend Fund                                         1.40%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 LargeCap Growth Fund                                        1.50%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 LargeCap S&P 500 Index Fund                                 1.10%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 LargeCap Value Fund                                         1.40%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 LifeTime 2010 Fund                                          1.05%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 LifeTime 2020 Fund                                          1.05%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 LifeTime 2030 Fund                                          1.05%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 LifeTime 2040 Fund                                          1.05%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 LifeTime 2050 Fund                                          1.05%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 LifeTime Strategic Income Fund                              1.05%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 MidCap Blend Fund                                           1.60%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 MidCap Growth Fund                                          1.65%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 MidCap S&P 400 Index Fund                                   1.10%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 MidCap Value Fund                                           1.60%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Money Market Fund                                           1.35%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Pacific Basin Fund                                          2.00%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Partners LargeCap Blend Fund                                1.70%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Partners LargeCap Growth Fund I                             1.70%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Partners LargeCap Growth Fund II                            1.95%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Partners LargeCap Value Fund                                1.75%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Partners MidCap Blend Fund                                  1.95%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Partners MidCap Growth Fund                                 1.95%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Partners MidCap Value Fund                                  1.95%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Partners SmallCap Growth Fund I                             2.05%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Partners SmallCap Growth Fund II                            1.95%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Partners SmallCap Value Fund                                1.95%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Real Estate Fund                                            1.80%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 SmallCap Blend Fund                                         1.70%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 SmallCap Growth Fund                                        1.70%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 SmallCap S&P 600 Index Fund                                 1.10%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 SmallCap Value Fund                                         1.70%
 ------------------------------------------ -----------------------------------
 ------------------------------------------ -----------------------------------
 Technology Fund                                             1.95%
 ========================================== ===================================

     The Administrator reserves the right to be reimbursed for any expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Fund may terminate this expense reimbursement arrangement at any time on 60 days notice without payment of penalty and, beginning in 2002, the Administrator may terminate this expense reimbursement arrangement as of the end of any fiscal year-end of the Fund on 60 days notice without payment of penalty.

     The Administrator will maintain records in reasonable detail that will support the amount it charges the Fund for performance of services set forth in this agreement and the Fund will pay the Administrator for its performance of such services at the end of each calendar month, or at such other frequency as agreed to by the Fund and the Administrator.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.


                                 Principal Investors Fund, Inc.

                                         /s/ A. S. Filean
                                 By -------------------------------------------
                                        Arthur S. Filean, Senior Vice President


                                 Principal Management Corporation

                                         /s/ Ralph C. Eucher
                                 By -------------------------------------------
                                        Ralph C. Eucher, President